Exhibit 99.3

AUGUST 17, 2021 &

MEDMEN DISCLAIMER

IMPORTANT: YOU MUST READ THE FOLLOWING BEFORE CONTINUING

The information contained in this presentation has been prepared by MedMen Enterprises Inc. ("MedMen" or "the Company") and contains information pertaining to the business, operations, assets and prospects of the Company. The information contained in this presentation (a) is provided as at the date hereof, unless otherwise stated, and is subject to change without notice, (b) does not purport to contain all the information that may be necessary or desirable to fully and accurately evaluate an investment in the Company, and (c) is not to be considered as a recommendation by the Company that any person make an investment in MedMen. Other than as may be required by applicable laws, the Company is under no obligation to update any information included in this presentation. An investment in the securities of the Company is speculative and involves a number of risks.

Other than as may be authorized by the Company upon request, this presentation may not be reproduced, in whole or in part, in any form or forwarded or further distributed to any other person. Any forwarding, distribution or reproduction of this presentation in whole or in part is unauthorized. The Company takes no responsibility for, and provides no assurance as to the reliability of, any information that others may give readers of this presentation.

FORWARD-LOOKING INFORMATION AND RISK ACKNOWLEDGEMENTS

This document contains certain "forward-looking information" within the meaning of applicable Canadian securities legislation and may also contain statements that may constitute "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such forward-looking information and forward-looking statements are not representative of historical facts or information or current condition, but instead represent only MedMen's beliefs and assumptions regarding future events, plans or objectives, many of which, by their nature, are inherently uncertain and outside of MedMen's control. Generally, such forward-looking information or forward-looking statements can be identified by the use of forward-looking terminology such as "target of", "objectives", "plans", "expects" or "does not expect", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "anticipates" or "does not anticipate", or "believes", or variations of such words and phrases or may contain statements that certain actions, events or results "may", "could", "would", "might" or "will be taken", "will continue", "will occur" or "will be achieved". The forward-looking information and forward-looking statements contained herein may include, but are not limited to, expectations regarding the timing and results of the Company's focus on retail operations.

This forward-looking information is based on certain assumptions made by management and other factors used by management in developing such information.

Although MedMen believes that the assumptions and factors used in preparing, and the expectations contained in, the forward-looking information and statements are reasonable, undue reliance should not be placed on such information and statements, and no assurance or guarantee can be given that such forward-looking information and statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such information and statements. Risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company, as applicable, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking information and statements include, among others: uncertain and changing U.S. regulatory landscape and enforcement related to cannabis, including political risks; risks and uncertainties related to the recent outbreak of COVID-19 and the impact it may have on the global economy and retail sector, particularly the cannabis retail sector in the states in which the Company operates and on regulation of the Company's activities in the states in which it operates, particularly if there is any resurgence of the pandemic in the future, the ability to raise sufficient capital to advance the business of the Company and to fund planned operating and capital expenditures and acquisitions; achieving the anticipated results of the Company's strategic plans; dependence in large part on the ability to obtain or renew government permits and licenses for its current and contemplated operations; the Company's limited operating history; inability to effectively manage growth; and increasing competition in the industry. The forward-looking information and forward-looking statements contained in this presentation are made as of the date of this presentation, and MedMen does not undertake to update any forward-looking information and/or forward-looking statements that are contained or referenced herein, except in accordance with applicable securities laws. All subsequent written and oral forward-looking information and statements attributable to MedMen or persons acting on its behalf are expressly qualified in its entirety by this notice.

NON-GAAP FINANCIAL AND PERFORMANCE MEASURES

In addition to providing financial measurements based on GAAP, the Company provides additional financial metrics that are not prepared in accordance with GAAP. Management uses non-GAAP financial measures, in addition to GAAP financial measures, to understand and compare operating results across accounting periods, for financial and operational decision-making, for planning and forecasting purposes and to evaluate the Company's financial performance. Examples of such non-GAAP financial measures include Retail Adjusted EBITDA and Corporate SG&A.

Management believes that these non-GAAP financial measures reflect the Company's ongoing business in a manner that allows for meaningful comparisons and analysis of trends in the business, as they facilitate comparing financial results across accounting periods and to those of peer companies. Management also believes that these non-GAAP financial measures enable investors to evaluate the Company's operating results and future prospects in the same manner as management. These non-GAAP financial measures may also exclude expenses and gains that may be unusual in nature, infrequent or not reflective of the Company's ongoing operating results.

As there are no standardized methods of calculating these non-GAAP measures, the Company's methods may differ from those used by others, and accordingly, the use of these measures may not be directly comparable to similarly titled measures used by others. Accordingly, these non-GAAP measures are intended to provide additional information and should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

MARKET DATA AND INDUSTRY FORECASTS

Market data and industry forecasts used in this presentation were obtained from government or other industry publications, various publicly available sources or based on estimates derived from such publications and reports and management's knowledge of, and experience in, the markets in which the Company operates. Government and industry publications and reports generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Actual outcomes may vary materially from those forecast in such reports or publications, and the prospect for material variation can be expected to increase as the length of the forecast period increases. Although the Company believes that these sources are generally reliable, the accuracy and completeness of such information is not guaranteed and have not been independently verified by the Company and as such the Company does not make any representation as to the accuracy of such information. Further, market and industry data is subject to variations and cannot be verified due to limits on the availability and reliability of data inputs, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey. See also " Forward-Looking Information and Risk Acknowledgments".

CURRENCY

All references to $ or "dollar" in this presentation are references to USD, unless otherwise indicated.

CANNABIS-RELATED ACTIVITIES ARE ILLEGAL UNDER U.S. FEDERAL LAWS

The U.S. Federal Controlled Substances Act classifies "marihuana" as a Schedule I drug. Accordingly, cannabis-related activities, including without limitation, the cultivation, manufacture, importation, possession, use or distribution of cannabis and cannabis products are illegal under U.S. federal law. Strict compliance with state and local laws with respect to cannabis will neither absolve the Company of liability under U.S. federal law, nor will it provide a defense to any federal prosecution which may be brought against the Company with respect to adult- use or recreational cannabis. Any such proceedings brought against the Company may adversely affect the Company's operations and financial performance.

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2021© MEDMEN - TILRAY TILRAY FORWARD - LOOKING STATEMENTS 3 Cautionary Statement Concerning Tilray Forward - Looking Statements Certain statements contained in this presentation constitute "forward - looking statements" within the meaning of federal securities laws, including the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are predictions based on expectations and projections about future events and are not statements of historical fact . You can identify forward - looking statements by the use of forward - looking terminology such as "plan," "continue," "expect," "anticipate," "intend," "predict," “believe,” "project," "estimate," "likely," "believe," "might," "seek," "may," "will," "remain," "potential," "can," "should," "could," "future", “is positioned” and similar expressions, or the negative of those expressions, or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters . You can also identify forward - looking statements by discussions of the Tilray’s or MedMen’s strategic initiatives, including productivity and synergies initiatives, our future performance and results of operations . Forward - looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, levels of activity, performance or achievements of Tilray or MedMen, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward - looking statements, and you should not rely on them as predictions of future events . Forward - looking statements depend on assumptions, data or methods that may be incorrect or imprecise and may not be able to be realized . We do not guarantee that the transactions and events described will happen as described (or that they will happen at all) . Forward - looking statements include statements regarding intentions, beliefs, projections, outlook, analyses, or current expectations for the Tilray or MedMen business ; the legalization of cannabis under U . S . federal laws and Tilray’s ability to become the world's leading cannabis - focused consumer branded company with $ 4 billion of revenue by 2024 ; and Tilray’s receipt of stockholder approval to increase its authorized capital stock . Certain material factors, estimates, goals, projections, or assumptions were used in drawing the conclusions contained in the forward - looking statements throughout this communication . Many factors could cause actual results, performance or achievement to be materially different from any forward - looking statements, and other risks and uncertainties not presently known to Tilray or MedMen, as applicable, or that Tilray or MedMen, as applicable, deems immaterial could also cause actual results or events to differ materially from those expressed in the forward - looking statements contained herein . For a more detailed discussion of these risks and other factors, see the Annual Report on Form 10 - K of Tilray for the fiscal year ended May 31 , 2021 . The forward - looking statements included in this communication are made as of the date of this communication and MedMen does not undertake any obligation to publicly update such forward - looking statements to reflect new information, subsequent events or otherwise unless required by applicable securities laws .

2021© MEDMEN - TILRAY Table of Contents 4 I Transaction Overview 5 II The Future of the U.S. Cannabis Market 7 III MedMen : Leading U.S. Retail Cannabis Brand 8 IV Tilray: Potential Accelerated Path into the U.S. Cannabis Market 11

2021© MEDMEN - TILRAY Transaction Overview 5 Strategic transaction enables MedMen, a premier U.S. cannabis retailer, to reshape its balance sheet and accelerate its growth trajectory, and provides Tilray, the leading global cannabis consumer packaged goods company, with a potential accelerated path into the U.S. cannabis market upon federal legalization ▪ A newly formed limited partnership (the “Partnership”) established by Tilray and certain other strategic investors acquired a majority of senior secured convertible notes (the “Notes”) (representing approximately US $ 165 . 8 million aggregate principal amount of the Notes) and certain warrants (the “Warrants”) related to the Notes, each of which were originally issued by MedMen to Gotham Green Partners LLP and certain affiliated and other funds (collectively, “GGP”) . ▪ The Notes are being amended to extend the maturity date by seven (7) years from closing, revising covenants to allow MedMen significant additional flexibility . All future interest will be added to the principal balance of the Notes . ▪ The Notes are callable six months following a de - scheduling or U . S . federal legalization (a “Triggering Event”) . ▪ Tilray’s interest in the Partnership represents a right to 68 % of the Notes and the Warrants held by the Partnership, which Notes and Warrants represent beneficial ownership of approximately 21 % of the outstanding Class B subordinate voting shares of MedMen . ▪ As consideration for its purchase of a portion of the Notes from GGP, upon Tilray receiving the stockholder approval necessary to increase the number of shares of its authorized capital stock, Tilray will issue approximately 9 million shares of its Class 2 common stock to GGP . Tilray’s previously scheduled Special Meeting of Stockholders will be held this Thursday, August 19 , 2021 .

2021© MEDMEN - TILRAY Powerful Strategic Benefits for MedMen and Tilray 6 • Favorable amendment and extension of notes that were otherwise scheduled to be maturing in the near - term shifts focus to prioritizing new market opportunities and improving existing operations over near - term balance sheet management • Marks a next significant step in MedMen’s restructuring and positions the Company to match its level of growth and footprint to its U.S. brand recognition • Allows for accelerated execution on previously announced growth plans in California, Florida, Illinois and Massachusetts, as well as opportunity for additional markets and licenses • Prior to U.S. federal legalization of cannabis and subject to compliance with applicable laws and stock exchange rules, Tilray and MedMen intend to explore opportunities to expand MedMen’s branded footprint across international markets , enabling both companies to further develop global cannabis market opportunities • Secure right to acquire potential ownership in a U.S. MSO with one of the most recognizable and iconic cannabis brands in the U.S. retail cannabis space • MedMen’s strong presence in the U.S. offers Tilray an opportunity to develop strategic opportunities including commercial arrangements, joint ventures and other significant transactions that offer the potential to expand Tilray’s presence into the U.S. cannabis sector when it is permitted to do so • Upon U.S. federal legalization, Tilray would be positioned to develop a potential strategic leadership position , with distribution across desirable cannabis locations in the U.S. including the prized California market, which would offer an opportunity to drive growth for Tilray’s CPG cannabis brand portfolio

U.S. Cannabis Market – State of Play and Anticipated Timeline

Largest Cannabis Market in the World - 8x the size of the Canadian market


$80B
US MARKET[1]

1. (COWEN) Vivien Azer, Cowen's managing director and a leading analyst in the cannabis space, on Tuesday bumped up her forecast for U.S. cannabis sales to reach $80 billion by 2030

U.S. legalization gaining state support

- 37 states plus DC have now legalized medical cannabis use, with 18 of these states having fully legalized cannabis use
- Seven of these states have legalized recreational cannabis use since November 2020, meaning 40%+ of the U.S. population now lives in a state with recreational cannabis
- Accelerating state buy-in is expected to shift federal paradigm of enforcement and legalization

Favorable trends towards legalization at the Federal level

- Sen. Schumer's *Cannabis Administration & Opportunity Act* latest evidence of momentum
- Congress already approved the removal of roadblocks to scientific research into cannabis
- A recent study from Pew Research suggest a majority of both Democratic and Republican voters support legalization
- Increasing pressure from a myriad of stakeholders

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MedMen has Executed on its Turnaround Plan

Under new leadership since 2020, MedMen has executed on a robust turnaround plan designed to right-size the business, improve its liquidity position, and provide a strong foundation to take advantage of growth opportunities

TURNAROUND PLAN HIGHLIGHTS

	FOCUS
IMPROVED OPERATING METRICS	Identify and address underperforming or notable cost centers of the business
RAISE ADDITIONAL CAPITAL	Work with new and existing capital partners to raise incremental capital
REDUCE DEBT AND LEASE BURDEN	Engage with key creditors and landlords to reduce cash interest, lease payments and overall debt burden
SALE OF NON-CORE ASSETS	Identify and divest non-core assets

NOTABLE RESULTS

- Achieved ~$70mm in annualized savings in corporate SG&A while strengthening the management team[1]
- Increased store-level EBITDA margins from (8)% to ~20%[2]
- Raised ~$82.6mm from diversified financing sources prior to this transaction[3]
- Significant reduction of cash burn at legacy cultivation facilities with agreements to reduce further
- Investment in MedMen NY, Inc. of ~$73mm, subject to regulatory approval
- Disposition of "Level Up" Arizona assets for ~$25mm

SIGNIFICANT REDUCTION IN CORPORATE SG&A

*MedMen reduced overall corporate overhead by over **65%** between its fiscal second quarter 2020 and fiscal second quarter 2021*



$26.8
~$70mm in annualized savings
$9.2
Q2 FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21

Source: Company management
1. LTM as of Q2 FY2021, as reported in Company's Form 10-Q filed with the SEC on 2/16/21. Corporate SG&A is a non-GAAP financial measure. Refer to the Disclaimers page further discussion of non-GAAP financial and performance measures.
2. LTM as of 3/12/21. EBITDA Margins is Non-GAAP financial measure. Refer to the Disclaimers page further discussion of non-GAAP financial and performance measures and to Slide 12 for a reconciliation.
3. Company management.

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2021© MEDMEN - TILRAY MedMen has a Nationally Recognized Brand and Loyal Customer Base 9 • Accomplished Brand Builders : MedMen’s roots are in marketing, branding and creative design – the Company pioneered large - scale advertising to help de - stigmatize cannabis in the U.S. • Best - in - Class Leadership Team : In addition to Tom Lynch, leadership team composed of executives from brands such as Zappos and Live Nation • Elevated Retail Experience : MedMen’s stores offered the first elevated dispensary experience with sleek branding, an innovative retail aesthetic, and quality product offerings; 72% customer conversion rate and $85 average transaction size 1 • Strong Brand Loyalty : MedMen consumers choose its stores versus “what's closest”, driving high conversion rates and greater average transaction size relative to peers BRAND OVERVIEW TODAY Amongst select peers, MedMen has consistently been the most searched for cannabis company in California over the last two years 0 25 50 75 100 3/10/2019 6/21/2019 10/2/2019 1/13/2020 4/25/2020 8/6/2020 11/17/2020 2/28/2021 MedMen Trulieve Cresco Labs Green Thumb Industries Verano Holdings Miami Beach Beverly Hills Downtown L.A. ~60% % total transactions 3 ~62% % total revenue 4 ~500k total members 2 ~2x as many transactions annually as non - members Select California KPIs Best - in - Class Loyalty Program Premier Destination for Discovery and Quality Most Searched For Cannabis Company in the U.S. Source: Google Trends

MedMen has an Expansive, Strategic License Footprint

With new capital, MedMen will further expand presence in established and rapidly-scaling cannabis markets across the U.S.

Broad Consumer Reach

21

total retail licenses[1] (excl. Florida)[2]

the average number of **Retail & Ecommerce visits** remains high relative to other cannabis retailers[3]



***NV**: MedMen's dispensaries are strategically located in a growing market with legal sales expected to surpass $1B by 2023[4]*

***IL**: Leading Midwest Cannabis Market with ~$1B in legal sales[4]; MedMen has a growing position*

***MA**: MedMen poised to open two of the most well-located dispensaries in a limited-license market*

CA:

- MedMen has the largest footprint in the CA legal cannabis market (11 locations and 14 licenses, with strong runway for growth)
- Legal sales estimated to be ~$4.4B; estimated to grow to $7.4B in 2025[4]
- 28M Adults; 290M Tourists Annually
- Represents 22% of the U.S. State legal cannabis market opportunity

***AZ**: Projected to be a $1.6B market by 2023[4], with a well established and penetrated cannabis population*

FL:

- The largest and most important medical market, where MedMen has an established and scaling position (9 dispensary authorizations, with 4 locations currently operational)
- Annual legal cannabis sales estimated to reach $2.4B by 2023[4]
- 22M residents; 506K registered patients[5]

Source: Company management
Note: Shaded states represent MedMen's retail locations
1. Excludes discontinued operations in Arizona, California, Illinois and New York
2. Excludes Florida as retail is uncapped; excludes disputed license in Virginia; includes provisional licenses in Massachusetts
3. Company Management; COVA Software, a cannabis POS, stated that on April 20, 2021they managed 180,000 transactions over 1,200 or more retailers, for an average of 150 transactions, whereas MedMen had over 7,500 transactions not including Chicago
4. ArcView Market Research State of the Legal Cannabis Markets 2020 – 8th Edition
5. Census data estimate of Florida population for 2021; https://www.census.gov/quickfacts/FL

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Tilray: Upon Legalization, Potential to Develop U.S. Leadership Position

Tilray's strategic investment in MedMen provides compelling growth opportunities upon U.S. federal legalization, including:

Iconic brand among the few to achieve international recognition by consumers

- MedMen arguably has the best-known and internationally -recognized retail and consumer cannabis brand
- Strong roots in marketing, branding and creative design has generated strong brand loyalty and recognition

The ability to seize growth opportunities in key U.S. markets

- MedMen has operations in 6 key states: CA, FL, IL, MA, AZ and NV[1]
- MedMen currently holds 21 retail licenses across the U.S. as well as uncapped licenses in FL[2]
- Flagship locations in Boston, Chicago, Las Vegas, Miami and LA

Leading retail destination for discovery, quality and service

- MedMen offers a premier retail experience in the cannabis industry
- Curated, elevated experience combined with one of the most nationally recognized brands provides opportunity to attract new consumers into the category and grow market share

Licensing and partnership opportunities in Canada and Europe

- Tilray's global leadership position complements MedMen's strong U.S. presence and offers avenues for potential future expansion together in Europe and Canada

1. Excludes discontinued operations in New York
2. Excludes discontinued operations in Arizona, California, Illinois and New York; excludes Florida as retail is uncapped; excludes disputed license in Virginia; includes provisional licenses in Massachusetts

2021© MEDMEN - TILRAY | 11

TILRAY Berrin Noorata - Media 519.551.6081 news@Tilray.com Raphael Gross at ICR - IR 203.682.8253 raphael.gross@icrinc.com MEDMEN Lisa Weser at Trailblaze - Media MedMen@Trailblaze.co Morry Brown - IR investors@MedMen.com &

2021© MEDMEN - TILRAY Appendix: Non - GAAP Reconciliation 13